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                                                                     Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K into the Company's previously filed Registration Statement File No. 33-57453.

                                              /s/  ARTHUR ANDERSEN LLP
                                          --------------------------------------

                                          ARTHUR ANDERSEN LLP

Atlanta, Georgia
February 14, 1995